Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
(a) Dividend declaration - preferred stock Series C and Series D: In January 2024, the board of directors declared a dividend of $0.50 per share of all classes of preferred shares, totaling $2,000, payable to all shareholders of record as of January 19, 2024, which was paid on January 30, 2024.

(b) Newbuild deliveries: In January 2024, Shimasix took delivery of the newbuild Kamsarmax class Ammoxostos, and Shimaseven took delivery of the newbuild Kamsarmax class Kerynia.

(c) Newbuild acquisition: In January 2024, Shimaeleven entered into a contract for the construction and acquisition of a newbuild Kamsarmax class vessel scheduled for delivery in 2026.

(d) Dividend declaration - common stock: In February 2024, the board of directors declared a dividend of $0.05 per share of common stock, totaling $5,581 payable to all shareholders of record of the Company's common stock at the closing of trading on March 1, 2024 which will be paid on March 19, 2024.

(e) Vessel sale: In February 2024, Youngone delivered the vessel Pedhoulas Cherry to the third-party buyers.

(f) Vessel sale: In February 2024, the Company entered into an agreement for the sale of the vessel Maritsa, a 2005 Japanese-built, Panamax class dry-bulk vessel, at a gross sale price of $12,200. The vessel is scheduled to be delivered to her new owners in April or May 2024.